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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-07870

                          Pioneer Real Estate Shares
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  December 31


Date of reporting period:  January 1, 2012 through June 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.

                           Pioneer Real
                           Estate Shares
--------------------------------------------------------------------------------
                           Semiannual Report | June 30, 2012
--------------------------------------------------------------------------------

                           Ticker Symbols:
                           Class A   PWREX
                           Class B   PBREX
                           Class C   PCREX
                           Class Y   PYREX

                           [LOGO] PIONEER
                                  Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                         2
Portfolio Management Discussion                                               4
Portfolio Summary                                                             8
Prices and Distributions                                                      9
Performance Update                                                           10
Comparing Ongoing Fund Expenses                                              14
Schedule of Investments                                                      16
Financial Statements                                                         19
Notes to Financial Statements                                                27
Trustees, Officers and Service Providers                                     34

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/12 1

President's Letter

Dear Shareowner,

The U.S. economy showed signs of an economic slowdown in the second quarter, reflecting higher savings by consumers and reduced spending by corporations, in large part due to concerns about both the U.S. outlook and the deteriorating situation in Europe. Some 40% - 45% of U.S. corporate earnings come from overseas, with a large portion of that from Europe. While large U.S. corporations generally remain in excellent financial health - cash, borrowing capacity, and margins are all strong - they are holding back on hiring and investments due to concerns about Europe, China, and U.S. regulations, fiscal policies, taxes, and politics. Many investors share those concerns, and are maintaining a cautious approach to the markets.

Despite this tough backdrop, the markets had a surprisingly strong first half of 2012. The Standard & Poor's 500 Index returned 9.5% over the six months ended June 30, 2012. In the U.S. bond markets, interest rates generally declined, with riskier sectors faring the best. The broad bond market, as measured by the Barclays Capital Aggregate Bond Index, returned 2.4% during the same six-month period, while the high-yield bond market, as measured by the Bank of America Merrill Lynch High Yield Master II Index, returned 7.1%.

Given the major macroeconomic and political issues facing the markets in the second half of the year, we certainly expect continuing volatility. But we also see some positive economic data that give us hope for better news in the second half of 2012. While the unemployment rate remains unacceptably high at over 8%, employment and incomes continue to trend upward. Lower oil prices have acted like an effective tax cut for consumers. Home construction, sales, and refinancings have increased, and auto sales are holding up as well.

At Pioneer, we have long advocated the benefits of staying diversified* and investing for the long term. The strategy has generally performed well for many investors. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

* Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/12 3

Portfolio Management Discussion | 6/30/12

The U.S. commercial real estate sector posted strong gains during the six months ended June 30, 2012, outperforming domestic and international stock markets. The sector benefited from solid earnings results and strong investor demand for the attractive yields offered by real estate investment trusts (REITs). In the following interview, Matthew Troxell of AEW Capital Management, L.P., subadviser to Pioneer Real Estate Shares, discusses the investment environment and the Fund's performance during the six-month period.

Q How would you describe the investment environment for REITs during the six months ended June 30, 2012?

A Improving property fundamentals, the continuation of historically low levels of new supply, and healthy balance sheets helped the REIT sector to outperform domestic and international stock markets during the six months ended June 30, 2012.

      Stronger-than-expected employment reports drove the equity markets higher during the first few months of 2012, only to disappoint with weaker-than-expected employment growth during the next few months. Policy decisions in Europe also continued to be a major factor in the markets' behavior, as investors moved to "risk-on" investments when the euro zone appeared to be stable, and switched to "risk-off" investments when efforts to quell the sovereign-debt problems in the region faltered. REITs were not immune from these risk-on/risk-off swings; however, the REIT asset class still managed to deliver strong results during the six-month period, given the generally solid underlying fundamentals of REITs.

Q How did Pioneer Real Estate Shares perform in that environment during the six months ended June 30, 2012?

A Pioneer Real Estate Shares Class A shares returned 13.21% at net asset value during the six months ended June 30, 2012, while the Fund's benchmark, the Morgan Stanley Capital International (MSCI) U.S. REIT Index (the MSCI Index), returned 14.88%. During the same period, the average return of the 232 mutual funds in Lipper's Real Estate Funds category was 14.19%.

Q What were the main reasons for the Fund's underperformance of the MSCI Index and its Lipper peers during the six months ended June 30, 2012?

A The Fund's performance, while rewarding, did lag the MSCI Index and its Lipper peers during the six-month period. While our investment approach emphasizes bottom-up stock-picking and not market timing, our security selection during the period, which was based on relative valuations, resulted in

4 Pioneer Real Estate Shares | Semiannual Report | 6/30/12 different-sized sector bets when compared with the MSCI Index and the Lipper category average. As a result, the Fund's underweight position in the outperforming regional mall sector and overweight position in the underperforming diversified sector detracted from relative performance during the six-month period. Additionally, the Fund's small cash position was a slight drag on relative performance during the months when the market was rallying.

      To a lesser extent, negative stock selection results also detracted from the Fund's relative performance, most notably in the industrial, triple-net lease, and regional mall sectors. However, those negative results were partially offset by favorable stock selection in the storage, office, and health care sectors.

Q Could you highlight how some of the various subsectors in the real estate market performed during the six months ended June 30, 2012?

A Retail companies were the top-performing major property sector in the REIT market during the first half of 2012. Regional malls led the group, followed by shopping center companies. Strip malls, which lagged well behind the REIT universe in 2011, saw strong performance in the first six months of 2012, most likely reflecting the fact that the sector began the year at a substantial discount to other sectors. In a similar vein, industrial REITs performed strongly in the first three months of 2012, bouncing back from double-digit losses in 2011. Supply in the sector is generally benign, and so we think that the future performance of industrials will depend on the demand picture, which typically tracks closely with the overall economic outlook.

      Office companies lagged modestly behind the overall REIT market during the six-month period, given the stubborn unemployment rate. Leasing activity has been positive but weak. The supply picture continues to be benign, and the modest demand growth that we have seen has continued to result in slow improvements in vacancy rates. Rents have been growing in most markets, but only slowly. Their longer lease structure means the limited improvements in fundamentals are taking longer to affect the bottom line. The office sector, in particular, has diverse segments with disparate performance. Suburban offices remain well behind central business district office space in their economic recovery, and secondary and tertiary locations have lagged behind primary locations, while high-quality assets have outperformed less-well-tended peers.

      As the most defensive and arguably the most richly valued sector, health care REITs lagged during the six-month period. REITs in that sector have been using their high valuations to make acquisitions, which seems an appropriate way of capitalizing on high prices. As a group, health care REITs also have the most conservative balance sheets, which has served them well over the past several years. That said, the virtues of the companies in the sector already have been largely priced into their stocks. While it

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/12 5 garnered a lot of attention, the effects of the recent Supreme Court ruling upholding the U.S. government's Affordable Care Act (if it is not negated by legislation after the election) are expected to have a limited business impact on health care REITs, as the influx in newly insured customers should more or less offset most of the planned Medicare spending cuts.

      As noted previously, the diversified REIT sector also underperformed during the six-month period.

Q What specific holdings contributed the most to the Fund's performance during the six months ended June 30, 2012?

A Our decision to overweight the portfolio's positions in the top-performing Forest City Enterprises, Kilroy Realty, and Extra Space Storage REITs proved advantageous for performance during the six-month period. A large portion of Kilroy Realty's portfolio of office assets is located in southern California, a region of the country that has begun to recover, thus benefiting the stock. Extra Space Storage has been using its low cost of capital to grow its portfolio, and the company has continued to post solid earnings results. Forest City Enterprises is an extremely diversified company that has many high-quality assets in New York and Washington, D.C. The company has been working to become more transparent, a move that has been applauded by investors.

Q What specific holdings detracted the most from the Fund's performance during the six months ended June 30, 2012?

A Holdings that proved most disappointing for the Fund's results during the period included overweight positions in the underperforming REITs First Potomac Realty, Entertainment Properties Trust, and Retail Opportunity Investments.

      First Potomac Realty lagged during the period as a result of the company's announcement in the first quarter that they were in danger of breaching a debt covenant due to an accounting error. The company managed to avoid committing the breach, but the announcement alarmed investors, causing the stock to sell off. Within the triple-net lease sector, Entertainment Properties Trust's primary charter school tenant, Imagine Schools, lost a contract to operate charter schools in the St. Louis area, thus affecting Entertainment Properties' performance. Entertainment Properties' management expects little, if any, economic impact from the contract loss overall, as the company has a master lease agreement with Imagine that cross-collateralizes all assets; in addition, Imagine is well capitalized. During the second quarter of 2012, however, investors began to question Entertainment Properties' due diligence regarding new investments after the issues with Imagine Schools arose, and the stock price suffered as a result.

6 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

      Retail Opportunity Investments is a low-risk stock that tends to underperform during "risk-on" markets. We continue to like the stock and believe it can outperform in the long run.

Q What is your outlook for the commercial real estate market in the coming months?

A The U.S. economic recovery appears to be slowing, though bright spots exist that should help keep the economy out of another recession. Renewed efforts to preserve the euro zone should help to ease the sovereign-debt issues in Europe, while falling gasoline prices and a slowly improving housing market should aid consumption growth in the United States. Nevertheless, we think that the global macroeconomic environment will continue to influence market sentiment and valuations, and likely will lead to continued volatility for the foreseeable future. To a degree, REITs benefit from market uncertainty, given their attractive earnings potential, yield characteristics, and protection against future inflation.

      An environment of slow economic growth should continue to support a gradual improvement in underlying fundamentals of the various commercial property types in which the Fund invests. This scenario, combined with low interest rates, should provide support for REIT prices. Against that backdrop, our investment process will continue to focus on security selection within each property sector, and on companies that we believe represent the best relative value for the portfolio.

Please refer to the Schedule of Investments on pages 16-18 for a full listing of Fund securities.

The Fund invests in REIT securities, the value of which can fall for a variety of reasons, such as declines in rental income, fluctuating interest rates, poor property management, environmental liabilities, uninsured damage, increased competition, or changes in real estate tax laws.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/12 7

Portfolio Summary | 6/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Common Stocks                             96.6%
Temporary Cash Investment                       3.4%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Apartment                                      15.1%
Regional Mall                                  13.8%
Office                                         11.3%
Health Care                                    11.1%
Shopping Center                                 9.4%
Diversified                                     9.3%
Storage                                         7.8%
Industrial                                      7.5%
Hotel                                           6.2%
Cash and equivalents                            4.1%
Triple Net Lease                                3.0%
Manufactured Home                               1.4%


10 Largest Holdings*
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

1.    Simon Property Group, Inc.                                          10.08%
--------------------------------------------------------------------------------
2.    Equity Residential                                                   6.63
--------------------------------------------------------------------------------
3.    Public Storage                                                       5.52
--------------------------------------------------------------------------------
4.    Boston Properties, Inc.                                              4.87
--------------------------------------------------------------------------------
5.    AvalonBay Communities, Inc.                                          4.86
--------------------------------------------------------------------------------
6.    Prologis, Inc.                                                       4.65
--------------------------------------------------------------------------------
7.    Ventas, Inc.                                                         4.57
--------------------------------------------------------------------------------
8.    The Macerich Co.                                                     4.31
--------------------------------------------------------------------------------
9.    HCP, Inc.                                                            4.12
--------------------------------------------------------------------------------
10.   Vornado Realty Trust                                                 4.09
--------------------------------------------------------------------------------

* This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities listed.

8 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

Prices and Distributions | 6/30/12

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
       Class                6/30/12                12/31/11
--------------------------------------------------------------------------------
         A                  $24.47                  $21.79
--------------------------------------------------------------------------------
         B                  $24.12                  $21.50
--------------------------------------------------------------------------------
         C                  $24.17                  $21.53
--------------------------------------------------------------------------------
         Y                  $24.45                  $21.78
--------------------------------------------------------------------------------

Distributions per Share: 1/1/12-6/30/12
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    Net
                Investment       Short-Term        Long-Term
    Class         Income        Capital Gains    Capital Gains
--------------------------------------------------------------------------------
      A           $0.1900        $       --        $       --
--------------------------------------------------------------------------------
      B           $0.0400        $       --        $       --
--------------------------------------------------------------------------------
      C           $0.0900        $       --        $       --
--------------------------------------------------------------------------------
      Y           $0.2500        $       --        $       --
--------------------------------------------------------------------------------


Index Definition
--------------------------------------------------------------------------------
The MSCI U.S. REIT Index is a widely used index comprising a broad representation of the most actively traded real estate trusts, and is designed to be a measure of real estate equity performance. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.

The index defined here pertains to the "Value of $10,000 Investment" and "Value of $5 Million Investment" charts on pages 10-13.

                      Pioneer Real Estate Shares | Semiannual Report | 6/30/12 9

Performance Update | 6/30/12                                      Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares at public offering price, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.



Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                                                  Net Asset     Public Offering
Period                                            Value (NAV)   Price (POP)
--------------------------------------------------------------------------------
10 Years                                          10.22%        9.56%
--------------------------------------------------------------------------------
5 Years                                            2.08         0.88
--------------------------------------------------------------------------------
1 Year                                            11.73         5.32
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.59%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                     Pioneer Real   MSCI U.S.
                                                     Estate Shares  REIT Index

6/30/2002                                            $   9,425      $   10,000
6/30/2003                                            $   9,662      $   10,394
6/30/2004                                            $  12,378      $   13,131
6/30/2005                                            $  16,648      $   17,454
6/30/2006                                            $  20,530      $   20,883
6/30/2007                                            $  22,493      $   23,400
6/30/2008                                            $  19,023      $   20,090
6/30/2009                                            $  10,934      $   11,303
6/30/2010                                            $  16,886      $   17,546
6/30/2011                                            $  22,310      $   23,527
6/30/2012                                            $  24,928      $   26,631

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 5.75% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

10 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

Performance Update | 6/30/12                                      Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                                                        If         If
Period                                                  Held       Redeemed
--------------------------------------------------------------------------------

10 Years                                                9.07%      9.07%
5 Years                                                 0.82       0.82
1 Year                                                 10.30       6.30
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------

Gross
--------------------------------------------------------------------------------
2.75%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                   Pioneer Real     MSCI U.S.
                                                   Estate Shares    REIT Index

6/30/2002                                           $   10,000      $    10,000
6/30/2003                                           $   10,175      $    10,394
6/30/2004                                           $   12,929      $    13,131
6/30/2005                                           $   17,243      $    17,454
6/30/2006                                           $   21,066      $    20,883
6/30/2007                                           $   22,878      $    23,400
6/30/2008                                           $   19,156      $    20,090
6/30/2009                                           $   10,855      $    11,303
6/30/2010                                           $   16,552      $    17,546
6/30/2011                                           $   21,604      $    23,527
6/30/2012                                           $   23,829      $    26,631

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). The maximum CDSC for Class B shares is 4% and declines over five years. For more complete information, please see the prospectus.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 11

Performance Update | 6/30/12                                      Class C Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT Index.

Average Annual Total Returns
(As of June 30, 2012)
--------------------------------------------------------------------------------
                                                     If         If
Period                                               Held       Redeemed
--------------------------------------------------------------------------------
10 Years                                             9.30%      9.30%
5 Years                                              1.17       1.17
1 Year                                              10.82      10.82
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
2.42%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                   Pioneer Real    MSCI U.S.
                                                   Estate Shares   REIT Index

6/30/2002                                            $   10,000    $    10,000
6/30/2003                                            $   10,182    $    10,394
6/30/2004                                            $   12,944    $    13,131
6/30/2005                                            $   17,279    $    17,454
6/30/2006                                            $   21,130    $    20,883
6/30/2007                                            $   22,954    $    23,400
6/30/2008                                            $   19,245    $    20,090
6/30/2009                                            $   10,953    $    11,303
6/30/2010                                            $   16,765    $    17,546
6/30/2011                                            $   21,957    $    23,527
6/30/2012                                            $   24,332    $    26,631
\

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

12 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

Performance Update | 6/30/12                                      Class Y Shares

Investment Returns
--------------------------------------------------------------------------------

The mountain chart on the right shows the change in value of a $5 million investment made in Pioneer Real Estate Shares, compared to that of the Morgan Stanley Capital International (MSCI) U.S. REIT
Index.

Average Annual Total Returns
(As of June 30, 2012)

--------------------------------------------------------------------------------
                                                 If         If
Period                                           Held       Redeemed
--------------------------------------------------------------------------------
10 Years                                         10.87%     10.87%
5 Years                                           2.74       2.74
1 Year                                           12.37      12.37
--------------------------------------------------------------------------------

Expense Ratio
(Per prospectus dated May 1, 2012)
--------------------------------------------------------------------------------
Gross
--------------------------------------------------------------------------------
1.00%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $5 million Investment

                                             Pioneer Real        MSCI U.S.
                                             Estate Shares       REIT Index

6/30/2002                                       $5,000,000       $5,000,000
6/30/2003                                       $5,160,075       $5,196,750
6/30/2004                                       $6,648,276       $6,565,254
6/30/2005                                       $8,986,482       $8,727,004
6/30/2006                                      $11,137,660      $10,441,723
6/30/2007                                      $12,261,929      $11,700,161
6/30/2008                                      $10,425,221      $10,045,138
6/30/2009                                       $6,046,723       $5,651,652
6/30/2010                                       $9,400,351       $8,773,143
6/30/2011                                      $12,490,386      $11,763,677
6/30/2012                                      $14,035,878      $13,315,635

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 13

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2)   transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------

Actual Expenses

The first table below provides information about actual account values and actual expenses.You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

(1)   Divide your account value by $1,000
      Example: an $8,600 account value [divided by] $1,000 = 8.6

(2) Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on actual returns from January 1, 2012 through June 30, 2012.

--------------------------------------------------------------------------------
Share Class                   A             B             C              Y
--------------------------------------------------------------------------------

Beginning Account         $1,000.00     $1,000.00     $1,000.00      $1,000.00
Value on 1/1/12
--------------------------------------------------------------------------------
Ending Account            $1,132.10     $1,123.80     $1,127.00      $1,134.60
Value on 6/30/12
--------------------------------------------------------------------------------
Expenses Paid                 $7.95        $15.42        $12.64          $5.36
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.92%, 2.39%, and 1.01% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

14 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer Real Estate Shares

Based on a hypothetical 5% per year return before expenses, reflecting the period from January 1, 2012 through June 30, 2012.

--------------------------------------------------------------------------------
Share Class                  A              B             C              Y
--------------------------------------------------------------------------------

Beginning Account        $1,000.00      $1,000.00     $1,000.00      $1,000.00
Value on 1/1/12
--------------------------------------------------------------------------------
Ending Account           $1,017.40      $1,010.34     $1,012.98      $1,019.84
Value on 6/30/12
--------------------------------------------------------------------------------
Expenses Paid                $7.52         $14.60        $11.96          $5.07
During Period*
--------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, 2.92%, 2.39%, and 1.01% for Class A, Class B, Class C, and Class Y shares, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 15

Schedule of Investments | 6/30/12 (unaudited)

--------------------------------------------------------------------------------
Shares                                                          Value
--------------------------------------------------------------------------------
             COMMON STOCKS -- 96.0%
             CONSUMER SERVICES -- 1.5%
             Hotels, Resorts & Cruise Lines -- 1.5%
    37,500   Starwood Hotels & Resorts Worldwide, Inc.          $      1,989,000
                                                                ----------------
             Total Consumer Services                            $      1,989,000
--------------------------------------------------------------------------------
             REAL ESTATE -- 94.5%
             Diversified REITs -- 8.2%
    53,569   American Assets Trust, Inc.                        $      1,299,048
    70,400   Liberty Property Trust                                    2,593,536
    99,400   Retail Opportunity Investments Corp.                      1,198,764
    16,700   Select Income Real Estate Investment Trust*                 396,792
    61,000   Vornado Realty Trust                                      5,122,780
                                                                ----------------
                                                                $     10,610,920
--------------------------------------------------------------------------------
             Industrial REITs -- 5.5%
   114,800   First Potomac Realty Trust*                        $      1,351,196
   175,000   Prologis, Inc.                                            5,815,250
                                                                ----------------
                                                                $      7,166,446
--------------------------------------------------------------------------------
             Office REITs -- 14.0%
    31,800   Alexandria Real Estate Equities, Inc.              $      2,312,496
   112,000   BioMed Realty Trust, Inc.                                 2,092,160
    56,200   Boston Properties, Inc.                                   6,090,394
    19,900   Coresite Realty Corp.*                                      513,818
    84,100   DuPont Fabros Technology, Inc.                            2,401,896
    79,800   Kilroy Realty Corp.*                                      3,863,118
    51,300   Piedmont Office Realty Trust, Inc.                          882,873
                                                                ----------------
                                                                $     18,156,755
--------------------------------------------------------------------------------
             Residential REITs -- 16.5%
    29,100   American Campus Communities, Inc.                  $      1,308,918
    43,000   AvalonBay Communities, Inc.                               6,083,640
    44,300   Camden Property Trust                                     2,997,781
    27,300   Equity Lifestyle Properties, Inc.                         1,882,881
   133,000   Equity Residential Property Trust                         8,293,880
     6,100   Essex Property Trust, Inc.                                  938,912
                                                                ----------------
                                                                $     21,506,012
--------------------------------------------------------------------------------
             Retail REITs -- 23.2%
   172,200   DDR Corp.                                          $      2,521,008
    32,100   Federal Realty Investment Trust                           3,341,289
   150,700   Kite Realty Group Trust                                     751,993
    40,000   National Retail Properties, Inc.                          1,131,600
    65,000   Ramco-Gershenson Properties Trust*                          817,050
    61,800   Regency Centers Corp.                                     2,939,826
    76,100   Retail Properties of America, Inc.*                         739,692

The accompanying notes are an integral part of these financial statements.

16 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

--------------------------------------------------------------------------------
Shares                                                              Value
--------------------------------------------------------------------------------
             Retail REITs -- (continued)
    81,000   Simon Property Group, Inc.                         $     12,608,460
    91,300   The Macerich Co.                                          5,391,265
                                                                ----------------
                                                                $     30,242,183
--------------------------------------------------------------------------------
             Specialized REITs -- 25.3%
    73,400   CubeSmart, Inc.                                    $        856,578
    56,500   Entertainment Properties Trust                            2,322,715
    78,400   Extra Space Storage, Inc.                                 2,399,040
   116,800   HCP, Inc.                                                 5,156,720
    21,700   Health Care Real Estate Investment Trust, Inc.            1,265,110
   247,000   Host Hotels & Resorts, Inc.                               3,907,540
   100,900   Omega Healthcare Investors, Inc.                          2,270,250
    41,700   Pebblebrook Hotel Trust                                     972,027
    47,800   Public Storage, Inc.                                      6,902,798
    66,100   RLJ Lodging Trust*                                        1,198,393
    90,600   Ventas, Inc.                                              5,718,672
                                                                ----------------
                                                                $     32,969,843
--------------------------------------------------------------------------------
             Real Estate Operating Companies -- 1.8%
    62,300   Brookfield Office Properties, Inc.                 $      1,085,266
    84,500   Forest City Enterprises, Inc.*                            1,233,700
                                                                ----------------
                                                                $      2,318,966
                                                                ----------------
             Total Real Estate                                  $    122,971,125
--------------------------------------------------------------------------------
             TOTAL COMMON STOCKS
             (Cost $59,659,558)                                 $    124,960,125
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 Principal
Amount ($)
--------------------------------------------------------------------------------
             TEMPORARY CASH INVESTMENTS -- 3.3%
             Repurchase Agreement -- 3.3%
 4,345,000   JPMorgan, Inc., 0.18%, dated 6/29/12, repurchase
             price of $4,345,000 plus accrued interest on
             7/2/12 collateralized by $4,431,967 Federal
             National Mortgage Association (ARM),
             1.755-5.97%, 3/1/34-1/1/42                         $      4,345,000
--------------------------------------------------------------------------------
             TOTAL TEMPORARY CASH INVESTMENTS
             (Cost $4,345,000)                                  $      4,345,000
--------------------------------------------------------------------------------
             TOTAL INVESTMENT IN SECURITIES -- 99.3%
             (Cost $64,004,558) (a)                             $    129,305,125
--------------------------------------------------------------------------------
             OTHER ASSETS & LIABILITIES -- 0.7%                 $        904,671
--------------------------------------------------------------------------------
             TOTAL NET ASSETS -- 100.0%                         $    130,209,796
================================================================================

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 17

*       Non-income producing security.

REIT    Real Estate Investment Trust

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At June 30, 2012, the value of these securities amounted to $1,198,393, or 0.9% of total net assets.

(a) At June 30, 2012, the net unrealized gain on investments based on cost for federal income tax purposes of $67,688,095 was as follows:

           Aggregate gross unrealized gain for all investments in which
             there is an excess of value over tax cost                    $ 65,490,031
                                                                          ------------
           Aggregate gross unrealized loss for all investments in which
             there is an excess of tax cost over value                      (3,873,001)
                                                                          ------------
           Net unrealized gain                                            $ 61,617,030
                                                                          ------------

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2012 aggregated $7,326,546 and $3,107,497, respectively.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in the three broad levels listed below.

   Level 1 - quoted prices in active markets for identical securities
   Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
   Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans as Level 2 and securities valued using fair value methods (other than prices supplied by independent pricing services) as Level 3. See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of June 30, 2012, in valuing the Fund's assets:

--------------------------------------------------------------------------------
                           Level 1        Level 2      Level 3          Total
--------------------------------------------------------------------------------
Common Stocks           $124,960,125    $       --     $    --      $124,960,125
Repurchase Agreement              --     4,345,000          --         4,345,000
--------------------------------------------------------------------------------
Total                   $124,960,125    $4,345,000     $    --      $129,305,125
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

Statement of Assets and Liabilities | 6/30/12 (unaudited)

ASSETS:
  Investment in securities (cost $64,004,558)                     $129,305,125
  Cash                                                                 521,882
  Receivables --
    Fund shares sold                                                   125,817
    Dividends                                                          414,274
  Other                                                                 36,752
--------------------------------------------------------------------------------
     Total assets                                                 $130,403,850
================================================================================
LIABILITIES:
  Payables --
    Fund shares repurchased                                       $     98,569
  Due to affiliates                                                     47,927
  Accrued expenses                                                      47,558
--------------------------------------------------------------------------------
     Total liabilities                                            $    194,054
================================================================================
NET ASSETS:
  Paid-in capital                                                 $ 77,045,000
  Undistributed net investment income                                   58,965
  Accumulated net realized loss                                    (12,194,736)
  Net unrealized gain on investments                                65,300,567
--------------------------------------------------------------------------------
     Total net assets                                             $130,209,796
================================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $85,499,186/3,493,796 shares)                 $      24.47
  Class B (based on $6,220,019/257,827 shares)                    $      24.12
  Class C (based on $12,668,639/524,214 shares)                   $      24.17
  Class Y (based on $25,821,952/1,056,067 shares)                 $      24.45
MAXIMUM OFFERING PRICE:
  Class A ($24.47 [divided by] 94.25%)                            $      25.96
--------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 19

Statement of Operations (unaudited)

For the Six Months Ended 6/30/12

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $2,549)  $ 1,948,490
  Interest                                                   5,940
--------------------------------------------------------------------------------
     Total investment income                                         $ 1,954,430
--------------------------------------------------------------------------------
EXPENSES:
  Management fees                                      $   476,955
  Transfer agent fees
    Class A                                                 80,991
    Class B                                                 18,508
    Class C                                                 16,455
    Class Y                                                  1,477
  Distribution fees
    Class A                                                101,111
    Class B                                                 32,335
    Class C                                                 59,077
  Shareholder communications expense                        58,124
  Administrative reimbursements                             17,139
  Custodian fees                                             4,623
  Registration fees                                          5,919
  Professional fees                                         25,515
  Printing expense                                           5,895
  Fees and expenses of nonaffiliated Trustees                3,775
  Miscellaneous                                             37,148
--------------------------------------------------------------------------------
     Total expenses                                                  $   945,047
--------------------------------------------------------------------------------
       Net investment income                                         $ 1,009,383
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments                                   $ 1,015,614
--------------------------------------------------------------------------------
  Change in net unrealized gain on investments                       $12,587,684
--------------------------------------------------------------------------------
  Net gain on investments                                            $13,603,298
--------------------------------------------------------------------------------
  Net increase in net assets resulting from operations               $14,612,681
================================================================================

The accompanying notes are an integral part of these financial statements.

20 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

Statement of Changes in Net Assets

--------------------------------------------------------------------------------------------------
                                                               Six Months
                                                               Ended
                                                               6/30/12          Year Ended
                                                               (unaudited)      12/31/11
--------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                          $  1,009,383     $       1,371,705
Net realized gain on investments                                  1,015,614            21,213,989
Change in net unrealized gain (loss) on investments              12,587,684           (10,371,241)
--------------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       $ 14,612,681     $      12,214,453
--------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
    Class A ($0.19 and $0.41 per share, respectively)          $   (658,441)    $      (1,476,380)
    Class B ($0.04 and $0.17 per share, respectively)               (11,073)              (57,231)
    Class C ($0.09 and $0.23 per share, respectively)               (46,443)             (131,386)
    Class Y ($0.25 and $0.54 per share, respectively)              (234,461)             (765,314)
--------------------------------------------------------------------------------------------------
      Total distributions to shareowners                       $   (950,418)    $      (2,430,311)
--------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale or exchange of shares                   $ 20,054,853     $      21,603,687
Reinvestment of distributions                                       761,349             1,637,479
Cost of shares repurchased                                      (13,270,452)          (66,954,994)
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets resulting from
      Fund share transactions                                  $  7,545,750     $     (43,713,828)
--------------------------------------------------------------------------------------------------
    Net increase (decrease) in net assets                      $ 21,208,013     $     (33,929,686)
NET ASSETS:
Beginning of period                                             109,001,783           142,931,469
--------------------------------------------------------------------------------------------------
End of period                                                  $130,209,796     $     109,001,783
=================================================================================================
Undistributed net investment income                            $     58,965     $              --
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 21

------------------------------------------------------------------------------------------------
                                    '12 Shares     '12 Amount
                                    (unaudited)    (unaudited)      '11 Shares      '11 Amount
------------------------------------------------------------------------------------------------
CLASS A
Shares sold                           374,584     $  9,015,476         752,211    $  16,055,487
Reinvestment of distributions          26,759          627,316          67,192        1,402,649
Less shares repurchased              (363,529)      (8,475,048)     (1,064,270)     (22,453,234)
------------------------------------------------------------------------------------------------
    Net increase (decrease)            37,814     $  1,167,744        (244,867)   $  (4,995,098)
================================================================================================
CLASS B
Shares sold or exchanged               21,018     $    489,537          59,519    $   1,244,965
Reinvestment of distributions             478           11,040           2,684           55,800
Less shares repurchased               (73,297)      (1,677,989)       (174,139)      (3,620,869)
------------------------------------------------------------------------------------------------
    Net decrease                      (51,801)    $ (1,177,412)       (111,936)   $  (2,320,104)
================================================================================================
CLASS C
Shares sold                            57,881     $  1,361,460         109,995    $   2,309,514
Reinvestment of distributions           1,887           43,683           5,923          122,679
Less shares repurchased               (56,582)      (1,301,831)       (194,374)      (4,012,899)
------------------------------------------------------------------------------------------------
    Net increase (decrease)             3,186     $    103,312         (78,456)   $  (1,580,706)
================================================================================================
CLASS Y
Shares sold                           405,864     $  9,188,380          93,538    $   1,993,721
Reinvestment of distributions           3,382           79,310           2,700           56,351
Less shares repurchased               (79,244)      (1,815,584)     (1,667,165)     (36,867,992)
------------------------------------------------------------------------------------------------
    Net increase (decrease)           330,002     $  7,452,106      (1,570,927)   $ (34,817,920)
================================================================================================

The accompanying notes are an integral part of these financial statements.

22 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

Financial Highlights

------------------------------------------------------------------------------------------------------------------------------------
                                                              Six Months
                                                              Ended         Year       Year       Year        Year        Year
                                                              6/30/12       Ended      Ended      Ended       Ended       Ended
                                                              (Unaudited)   12/31/11   12/31/10   12/31/09    12/31/08    12/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                          $ 21.79       $ 20.41    $ 16.24    $ 13.00     $ 21.94     $  33.07
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                      $  0.20       $  0.42    $  0.21    $  0.35     $  0.43     $   0.36
   Net realized and unrealized gain (loss) on investments        2.67          1.37       4.34       3.37       (8.62)       (6.76)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations            $  2.87       $  1.79    $  4.55    $  3.72     $ (8.19)    $  (6.40)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                        (0.19)        (0.41)     (0.22)     (0.34)      (0.46)       (0.36)
   Net realized gain                                               --            --         --         --          --        (4.37)
   Tax return of capital                                           --            --      (0.16)     (0.14)      (0.29)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  2.68       $  1.38    $  4.17    $  3.24     $ (8.94)    $ (11.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $ 24.47       $ 21.79    $ 20.41    $ 16.24     $ 13.00     $  21.94
====================================================================================================================================
Total return*                                                   13.21%         8.90%     28.25%     30.15%     (38.31)%     (19.39)%
Ratio of net expenses to average net assets+                     1.50%**       1.59%      1.62%      1.85%       1.63%        1.36%
Ratio of net investment income to average net assets+            1.76%**       1.94%      1.17%      2.77%       2.10%        1.10%
Portfolio turnover rate                                             5%**          8%        14%        23%         18%          21%
Net assets, end of period (in thousands)                      $85,499       $75,318    $75,520    $67,510     $55,353     $ 97,691
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                  1.50%**       1.59%      1.62%      1.85%       1.63%        1.36%
   Net investment income                                         1.76%**       1.94%      1.17%      2.77%       2.10%        1.10%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                  1.50%**       1.59%      1.62%      1.85%       1.63%        1.35%
   Net investment income                                         1.76%**       1.94%      1.17%      2.77%       2.10%        1.11%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 23

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended        Year      Year        Year      Year        Year
                                                                 6/30/12      Ended     Ended       Ended     Ended       Ended
                                                                 (Unaudited)  12/31/11  12/31/10    12/31/09  12/31/08    12/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                             $21.50       $20.13    $ 16.03     $12.84    $ 21.68     $  32.74
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income (loss)                                  $ 0.03       $ 0.23    $ (0.04)    $ 0.17    $  0.19     $   0.06
   Net realized and unrealized gain (loss) on investments          2.63         1.38       4.29       3.34      (8.50)       (6.68)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $ 2.66       $ 1.61    $  4.25     $ 3.51    $ (8.31)    $  (6.61)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.04)       (0.17)     (0.09)     (0.18)     (0.24)       (0.07)
   Net realized gain                                                 --           --(a)      --         --         --        (4.37)
   Tax return of capital                                             --           --      (0.06)     (0.14)     (0.29)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $ 2.62       $ 1.37    $  4.10     $ 3.19    $ (8.84)    $ (11.06)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $24.12       $21.50    $ 20.13     $16.03    $ 12.84     $  21.68
====================================================================================================================================
Total return*                                                     12.38%        7.67%     26.60%     28.38%    (39.01)%     (20.14)%
Ratio of net expenses to average net assets+                       2.92%**      2.75%      2.90%      3.25%      2.72%        2.28%
Ratio of net investment income (loss) to average net assets+       0.28%**      0.73%     (0.13)%     1.41%      0.89%        0.11%
Portfolio turnover rate                                               5%**         8%        14%        23%        18%          21%
Net assets, end of period (in thousands)                         $6,220       $6,657    $ 8,484     $8,753    $ 8,428     $ 18,364
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                    2.92%**      2.75%      2.90%      3.25%      2.72%        2.28%
   Net investment income (loss)                                    0.28%**      0.73%     (0.13)%     1.41%      0.89%        0.11%
Ratios with waiver of fees and assumption of expenses
   by the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    2.92%**      2.75%      2.90%      3.25%      2.71%        2.26%
   Net investment income (loss)                                    0.28%**      0.73%     (0.13)%     1.41%      0.90%        0.13%
====================================================================================================================================

(a) Dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer Funds, as permitted by existing exchange privileges.

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

24 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

------------------------------------------------------------------------------------------------------------------------------------
                                                                 Six Months
                                                                 Ended        Year      Year       Year      Year        Year
                                                                 6/30/12      Ended     Ended      Ended     Ended       Ended
                                                                 (Unaudited)  12/31/11  12/31/10   12/31/09  12/31/08    12/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                             $ 21.53      $ 20.15   $ 16.06    $12.86    $ 21.72     $  32.80
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                         $  0.10      $  0.23   $  0.06    $ 0.22    $  0.25     $   0.10
   Net realized and unrealized gain (loss) on investments           2.63         1.38      4.27      3.34      (8.53)       (6.70)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations               $  2.73      $  1.61   $  4.33    $ 3.56    $ (8.28)    $  (6.60)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                           (0.09)       (0.23)    (0.14)    (0.22)     (0.29)       (0.11)
   Net realized gain                                                  --           --        --        --         --        (4.37)
   Tax return of capital                                              --           --     (0.10)    (0.14)     (0.29)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                       $  2.64      $  1.38   $  4.09    $ 3.20    $ (8.86)    $ (11.08)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                   $ 24.17      $ 21.53   $ 20.15    $16.06    $ 12.86     $  21.72
====================================================================================================================================
Total return*                                                      12.70%        8.07%    27.08%    28.87%    (38.85)%     (20.07)%
Ratio of net expenses to average net assets+                        2.39%**      2.42%     2.50%     2.89%      2.50%        2.17%
Ratio of net investment income to average net assets+               0.87%**      1.09%     0.31%     1.76%      1.18%        0.26%
Portfolio turnover rate                                                5%**         8%       14%       23%        18%          21%
Net assets, end of period (in thousands)                         $12,669      $11,216   $12,082    $9,153    $ 7,619     $ 15,139
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                     2.39%**      2.42%     2.50%     2.89%      2.50%        2.17%
   Net investment income                                            0.87%**      1.09%     0.31%     1.76%      1.18%        0.26%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                     2.39%**      2.42%     2.50%     2.89%      2.49%        2.16%
   Net investment income                                            0.87%**      1.09%     0.31%     1.76%      1.19%        0.27%
====================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

**    Annualized.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.


                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 25

------------------------------------------------------------------------------------------------------------------------------------
                                                                Six Months
                                                                Ended         Year      Year       Year      Year        Year
                                                                6/30/12       Ended     Ended      Ended     Ended       Ended
                                                                (Unaudited)   12/31/11  12/31/10   12/31/09  12/31/08    12/31/07
------------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $ 21.78       $ 20.39   $ 16.23    $ 12.98   $ 21.90     $  33.03
------------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
   Net investment income                                        $  0.25       $  0.56   $  0.33    $  0.44   $  0.54     $   0.49
   Net realized and unrealized gain (loss) on investments          2.67          1.37      4.32       3.40     (8.59)       (6.75)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations              $  2.92       $  1.93   $  4.65    $  3.84   $ (8.05)    $  (6.26)
------------------------------------------------------------------------------------------------------------------------------------
Distributions to shareowners:
   Net investment income                                          (0.25)        (0.54)    (0.28)     (0.45)    (0.58)       (0.50)
   Net realized gain                                                 --            --        --         --        --        (4.37)
   Tax return of capital                                             --            --     (0.21)     (0.14)    (0.29)          --
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  2.67       $  1.39   $  4.16    $  3.25   $ (8.92)    $ (11.13)
------------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $ 24.45       $ 21.78   $ 20.39    $ 16.23   $ 12.98     $  21.90
====================================================================================================================================
Total return*                                                     13.46%         9.60%    28.97%     31.38%   (37.90)%     (19.03)%
Ratio of net expenses to average net assets+                       1.01%**       1.00%     1.00%      1.06%     1.02%        0.90%
Ratio of net investment income to average net assets+              2.37%**       2.35%     1.79%      3.49%     2.76%        1.81%
Portfolio turnover rate                                               5%**          8%       14%        23%       18%          21%
Net assets, end of period (in thousands)                        $25,822       $15,811   $46,845    $42,533   $26,233     $ 44,729
Ratios with no waiver of fees and assumption of expenses
   by the Adviser and no reduction for fees paid indirectly:
   Net expenses                                                    1.01%**       1.00%     1.00%      1.06%     1.02%        0.90%
   Net investment income                                           2.37%**       2.35%     1.79%      3.49%     2.76%        1.81%
Ratios with waiver of fees and assumption of expenses by
   the Adviser and reduction for fees paid indirectly:
   Net expenses                                                    1.01%**       1.00%     1.00%      1.06%     1.02%        0.90%
   Net investment income                                           2.37%**       2.35%     1.79%      3.49%     2.76%        1.81%
====================================================================================================================================


* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, and the complete redemption of the investment at net asset value at the end of each period.

**    Annualized.

+     Ratio with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

26 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

Notes to Financial Statements | 6/30/12 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Real Estate Shares (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek long-term growth of capital. Current income is a secondary objective.

The Fund offers four classes of shares designated as Class A, Class B, Class C and Class Y shares. Effective as of the close of business on December 31, 2009, Class B shares are no longer offered to new or existing shareholders, except that dividends and/or capital gain distributions may continue to be reinvested in Class B shares, and shareholders may exchange their Class B shares for Class B shares of other Pioneer funds, as permitted by existing exchange privileges. Each class of shares represents an interest in the same portfolio of investments of the Fund and has identical rights (based on relative net asset values) to assets and liquidation proceeds. Share classes can bear different rates of class-specific fees and expenses such as transfer agent and distribution fees. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different dividends from net investment income earned by each class. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per-share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per-share voting, each share of a class of the Fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of the shares on the record date. Each share class has exclusive voting rights with respect to matters affecting only that class, including with respect to the distribution plan for that class. There is no distribution plan for Class Y shares. Class B shares convert to Class A shares approximately eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 27

A.    Security Valuation

      Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued at the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times.

      Securities for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund's securities may differ from exchange prices.

      At June 30, 2012, there were no securities that were valued using fair value methods (other than securities that were valued using prices supplied by independent pricing services). Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

28 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

B.    Federal Income Taxes

      It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

      A portion of the dividend income recorded by the Fund is from distributions by publicly traded REITs, and such distributions for tax purposes may also consist of capital gains and return of capital. The actual return of capital and capital gains portions of such distributions will be determined by formal notifications from the REITs subsequent to the calendar year-end. Distributions received from the REITs that are determined to be a return of capital are recorded by the Fund as a reduction of the cost basis of the securities held and those determined to be capital gain are reflected as such on the Statement of Operations.

      The tax character of current year distributions payable will be determined at the end of the Fund's taxable year. The tax character of distributions paid during the year ended December 31, 2011 was as follows:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributions paid from:
Ordinary income                                                       $2,430,311
--------------------------------------------------------------------------------
   Total                                                              $2,430,311
================================================================================

The following shows the components of distributable earnings on a federal income tax basis at December 31, 2011:

--------------------------------------------------------------------------------
                                                                            2011
--------------------------------------------------------------------------------
Distributable earnings:
Capital loss carryforward                                          $ (9,433,410)
Post-October loss deferred                                              (93,403)
Net unrealized gain                                                  49,029,346
--------------------------------------------------------------------------------
   Total                                                           $ 39,502,533
================================================================================

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 29

      The difference between book-basis and tax-basis net unrealized gain is attributable to the tax deferral of losses on wash sales.

C.    Fund Shares

      The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), earned $8,388 in underwriting commissions on the sale of Class A shares during the six months ended June 30, 2012.

D.    Class Allocations

      Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on its respective percentage of adjusted net assets at the beginning of the day.

      Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B and Class C shares of the Fund, respectively (see Note 4). Class Y shares do not pay distribution fees. All expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services are allocated among the classes of shares based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (see Note 3).

      Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner and at the same time, except that net investment income dividends to Class A, Class B, Class C and Class Y shares can reflect different transfer agent and distribution expense rates.

E.    Risks

      Because the Fund may invest a substantial portion of its assets in Real Estate Investment Trusts (REITs), the Fund may be subject to certain risks associated with direct investments in REITs. REITs may be affected by changes in the value of their underlying properties and by defaults of their borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass through of income under the Internal Revenue Code or its failure to maintain exemption from registration under the Investment Company Act of 1940. The Fund's prospectus contains unaudited information regarding the Fund's principal risks. Please refer to that document when considering the Fund's principal risks.

30 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

F.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or a subcustodian of the Fund. The Fund's investment adviser, Pioneer Investment Management, Inc.
      (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.80% of the Fund's average daily net assets up to $1 billion and 0.75% on assets over $1 billion. PIM pays a portion of the fee it receives from the Fund to AEW Capital Management, L.P. as compensation for sub-advisory services to the Fund.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $10,564 in management fees, administrative costs and certain other reimbursements payable to PIM at June 30, 2012.

Effective March 5, 2012 PIM has retained Brown Brothers Harriman & Co. to provide certain sub-administration and accounting services to the Fund.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates.

In addition, the Fund reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareholder communications activities such as proxy and statement mailings, outgoing phone calls and omnibus relationship contracts. For the six months ended June 30, 2012, such out-of-pocket expenses by class of shares were as follows:

--------------------------------------------------------------------------------
Shareholder Communications:
--------------------------------------------------------------------------------
Class A                                                                   34,502
Class B                                                                   12,391
Class C                                                                    8,399
Class Y                                                                    2,833
--------------------------------------------------------------------------------
   Total                                                                 $58,125
================================================================================

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 31

Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $34,153 in transfer agent fees and out-of-pocket reimbursements payable to PIMSS at June 30, 2012.

4. Distribution Plan

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 of the Investment Company Act of 1940 with respect to its Class A, Class B and Class C shares. Pursuant to the Plan, the Fund pays PFD 0.25% of the average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Pursuant to the Plan, the Fund also pays PFD 1.00% of the average daily net assets attributable to Class B and Class C shares. The fee for Class B and Class C shares consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $3,209 in distribution fees payable to PFD at June 30, 2012.

In addition, redemptions of each class of shares (except Class Y shares) may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 12 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Shares purchased as part of an exchange remain subject to any CDSC that applied to the original purchase of those shares. There is no CDSC for Class Y shares. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2012, CDSCs in the amount of $2,477 were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS which may result in a reduction in the Fund's total expenses due to interest earned on cash held by PIMSS. For the six month ended June
30,   2012,   the   Fund's  expenses  were   not  reduced  under   such
arrangements.

32 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

6. Line of Credit Facility

The Fund, along with certain other funds in the Pioneer Family of Funds (the Funds), participates in a committed, unsecured revolving line of credit facility. Borrowings are used solely for temporary or emergency purposes. The Fund may borrow up to the lesser of the amount available under the facility or the limits set for borrowing by the Fund's prospectus and the 1940 Act. The credit facility in effect until January 20, 2012 was in the amount of $165 million. Under such facility, interest on borrowings was payable at the higher of the London Interbank Offered Rate (LIBOR) on the borrowing date plus 1.25% on an annualized basis or the Federal Funds Rate on the borrowing date plus 1.25% on an annualized basis. The credit facility in effect as of February 15, 2012 is in the amount of $215 million. Under such facility, depending on the type of loan, interest on borrowings is payable at LIBOR plus 0.90% on an annualized basis, or the Alternate Base Rate, which is the greater of (a) the facility's administrative agent's daily announced prime rate on the borrowing date, (b) 2% plus the Federal Funds Rate on the borrowing date and (c) 2% plus the overnight Euro dollar rate on the borrowing date. The Funds pay an annual commitment fee to participate in a credit facility. The commitment fee is allocated among participating Funds based on an allocation schedule set forth in the credit agreement. For the six months ended June 30, 2012, the Fund had no borrowings under a credit facility.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 33

Trustees, Officers and Service Providers

Trustees                               Officers
Thomas J. Perna, Chairman              John F. Cogan, Jr., President*
David R. Bock                          Daniel K. Kingsbury, Executive
Mary K. Bush                               Vice President
John F. Cogan, Jr.                     Mark E. Bradley, Treasurer**
Benjamin M. Friedman                   Christopher J. Kelley, Secretary
Margaret B.W. Graham
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Investment Sub-Adviser
AEW Capital Management, L.P.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*     Chief Executive Officer of the Funds
**    Chief Financial and Accounting Officer of the Funds

34 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

                           This page for your notes.

                     Pioneer Real Estate Shares | Semiannual Report | 6/30/12 35

                           This page for your notes.

36 Pioneer Real Estate Shares | Semiannual Report | 6/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                             1-800-225-4321

Retirement plans information                                     1-800-622-0176

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.
P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                                 1-800-225-4240

Our internet e-mail address                   ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)

Visit our web site: us.pioneerinvestments.com

This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments 19407-06-0812


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer Real Estate Shares


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date August 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date August 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date August 29, 2012

* Print the name and title of each signing officer under his or her signature.